News Release

For additional information:

CF Industries 4 Parkway North, Suite 400 Deerfield, IL 60015 www.cfindustries.com	CHS Inc. 5500 Cenex Drive Inner Grove Heights, MN 55077 www.chsinc.com
Chris Close Director, Corporate Communications 847-405-2542 - cclose@cfindustries.com	Lani Jordan Director, Corporate Communications 651-355-4946 - lani.jordan@chsinc.com
Dan Aldridge Director, Investor Relations 847-405-2530 - daldridge@cfindustries.com

CF Industries and CHS Commence Strategic Venture

CHS Purchases Minority Equity Position in CF Industries Nitrogen, LLC for $2.8 Billion

CF Begins Shipping Urea and UAN to CHS Under Long-Term Supply Agreement

DEERFIELD, Ill. and ST. PAUL, Minn. - February 1, 2016 - CF Industries Holdings, Inc. (NYSE: CF) and CHS Inc. (NASDAQ: CHSCP) announced today that they have commenced their previously announced nitrogen fertilizer strategic venture. CHS, the nation’s leading farmer-owned cooperative, completed its $2.8 billion equity investment in CF Industries Nitrogen, LLC, (“CF Nitrogen”), a CF Industries subsidiary, and today begins receiving delivery of urea and urea ammonium nitrate (UAN) from CF Industries under a long-term supply agreement.

“We are pleased today to start our strategic venture with CHS, beginning the next chapter in a mutually beneficial long-term relationship,” said Tony Will, president and chief executive officer, CF Industries. “The venture will deliver attractive returns to CF shareholders as the equity investment helps support our longstanding capital allocation priorities and the supply agreement connects us to a reliable partner who will take ratable delivery of product across the year.”

“This is an important day for CHS member-owners as we not only complete the single largest investment in our history, but more importantly establish long-term dependable nitrogen fertilizer supply, supply chain efficiency and opportunity for economic value,” said Carl Casale, president and chief executive officer, CHS Inc. “This is a strategic decision about adding value for our member cooperative- and producer-owners on par with the significant investments made in our energy and grains businesses over our 85 years of operation.”

CHS has purchased a minority equity interest in CF Nitrogen for $2.8 billion effective Feb. 1, 2016. Through the investment, CHS will be entitled to semi-annual profit distributions from CF Nitrogen based generally on the volume of granular urea and UAN purchased by CHS pursuant to the supply agreement.

Starting Feb. 1, 2016, CHS is entitled to purchase up to 1.1 million tons of granular urea and 580,000 tons of UAN annually from CF Nitrogen for ratable delivery. The 1.7 million product tons available under the supply agreement represent approximately 8.9 percent of CF’s total production capacity once its capacity expansion projects are completed at Donaldsonville, La., and Port Neal, Iowa, expected in 2016.

The two companies marked the start of the strategic relationship with an event for CHS fertilizer customers at CF’s Port Neal Nitrogen Complex.

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About CF Industries Holdings, Inc.

CF Industries Holdings, Inc., headquartered in Deerfield, Illinois, through its subsidiaries is a global leader in the manufacturing and distribution of nitrogen products, serving both agricultural and industrial customers. CF Industries operates world-class nitrogen manufacturing complexes in Canada, the United Kingdom and the United States, and distributes plant nutrients through a system of terminals, warehouses, and associated transportation equipment located primarily in the Midwestern United States. The company also owns a 50 percent interest in an ammonia facility in The Republic of Trinidad and Tobago. CF Industries routinely posts investor announcements and additional information on the company’s website at www.cfindustries.com and encourages those interested in the company to check there frequently.

About CHS Inc.

CHS Inc. (www.chsinc.com) is a leading global agribusiness owned by farmers, ranchers and cooperatives across the United States. Diversified in energy, grains and foods, CHS is committed to helping its customers, farmer-owners and other stakeholders grow their businesses through its domestic and global operations. CHS, a Fortune 100 company, supplies energy, crop nutrients, grain marketing services, animal feed, food and food ingredients, along with business solutions including insurance, financial and risk management services. The company operates petroleum refineries/pipelines and manufactures, markets and distributes Cenex® brand refined fuels, lubricants, propane and renewable energy products.

CF Industries Holdings, Inc. Safe Harbor Statement

All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, “CF Industries”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond CF Industries’ control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the future performance and operation of the strategic venture with CHS Inc. (the “CHS Strategic Venture”); statements about future strategic plans; and statements about future financial and operating results.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, difficulties associated with the operation or management of the CHS Strategic Venture; risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement over the life of the supply agreement and risks that disruptions from the CHS Strategic Venture as contemplated will harm CF Industries’ other business relationships; the volatility of natural gas prices in North America and Europe; the cyclical nature of CF Industries’ business and the agricultural sector; the global commodity nature of CF Industries’ fertilizer products, the impact of global supply and demand on CF Industries’ selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling CF Industries’ products against which CF Industries may not be fully insured; risks associated with cyber security; weather conditions; CF Industries’ ability to complete its production capacity expansion projects on schedule as planned, on budget or at all; risks associated with expansions of CF Industries’ business, including unanticipated adverse consequences and the significant resources that could

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be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on CF Industries’ forward sales programs; risks involving derivatives and the effectiveness of CF Industries’ risk measurement and hedging activities; CF Industries’ reliance on a limited number of key facilities; risks associated with CF Industries’ Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on CF Industries’ investments in securities; deterioration of global market and economic conditions; and CF Industries’ ability to manage its indebtedness.

Other important factors, relating to the proposed acquisition (the “OCI Transaction”) by CF Industries from OCI N.V. (“OCI”) of OCI’s European, North American and global distribution businesses (the “ENA Business”) and the combination of CF Industries and the ENA Business under a new holding company (“New CF”), that could cause actual results to differ materially from those in the forward-looking statements include, among others: the risk that the OCI Transaction is not accorded the tax and accounting treatment anticipated by CF Industries; the effect of future regulatory or legislative actions on the new holding company (“New CF”), CF Industries and the ENA Business; risks and uncertainties relating to the ability to obtain the requisite approvals of stockholders of CF Industries and OCI with respect to the OCI Transaction; the risk that governmental or regulatory actions delay the OCI Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the OCI Transaction or cause the parties to abandon the OCI Transaction; the risk that a condition to closing of the OCI Transaction may not be satisfied; the length of time necessary to consummate the OCI Transaction; the risk that CF Industries and the ENA Business are subject to business uncertainties and contractual restrictions while the OCI Transaction is pending (including the risk that CF Industries is limited from engaging in alternative transactions and could be required in certain circumstances to pay a termination fee); the risk that the OCI Transaction or the prospect of the OCI Transaction disrupts or makes it more difficult to maintain existing relationships or impedes establishment of new relationships with customers, employees or suppliers; diversion of management time on transaction-related issues; the risk that New CF, CF Industries and the ENA Business are unable to retain and hire key personnel; the risk that closing conditions related to the Natgasoline joint venture may not be satisfied; the risk that CF Industries, New CF and the ENA Business will incur costs related to the OCI Transaction that exceed expectations; the risk that the businesses of CF Industries and the ENA Business will not be integrated successfully; the risk that the cost savings and any other synergies from the OCI Transaction may not be fully realized or may take longer to realize than expected; the risk that access to financing, including for refinancing of indebtedness of the ENA Business or CF Industries, may not be available on a timely basis and on reasonable terms; unanticipated costs or liabilities associated with the OCI Transaction-related financing; the risk that the credit ratings of New CF and CF Industries, including such ratings taking into account the OCI Transaction and related financing, may differ from CF Industries’ expectations; risks associated with New CF’s management of new operations and geographic markets; and the risk that the ENA Business is unable to complete its current production capacity development and improvement projects on schedule as planned, on budget or at all.

More detailed information about factors that may affect CF Industries’ performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including CF Industries Holdings, Inc.’s most recent periodic report filed on Form 10-Q, which is available in the Investor Relations section of CF Industries’ web site. Please refer to the Risk Factors section of the Registration Statement on Form S-4 filed with the SEC by CF B.V. (SEC File No. 333-207847) for a description of additional factors that may affect CF Industries’ performance and could cause actual results to differ materially from those in any forward-looking statements. Forward-looking statements are given only as of the date of this communication

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and CF Industries disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CHS Safe Harbor Statement

This document contains, CHS Inc. (“CHS”) publicly available documents may contain, and CHS officers, directors and other representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS’s current beliefs, expectations and assumptions regarding the future of its businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of CHS. CHS’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS’s actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in CHS’s public filings made with the U.S. Securities and Exchange Commission, including in the “Risk Factors” discussion in Item 1A of the CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2015. Any forward-looking statements made by CHS or its representatives in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Additional Information
CF B.V. (“New CF”) has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-207847) that includes a preliminary proxy statement of CF Industries Holdings, Inc. (“CF Industries”) and a preliminary shareholders circular of OCI N.V. (“OCI”), each of which also constitutes a preliminary prospectus of New CF. The registration statement has not been declared effective by the SEC. The definitive proxy statement/prospectus will be delivered to CF Industries shareholders and the definitive shareholders circular/prospectus will be delivered to OCI shareholders as required by applicable law after the registration statement becomes effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDERS CIRCULAR/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to

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obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed with the SEC by New CF and CF Industries through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed by CF Industries and New CF with the SEC by contacting CF Industries Investor Relations at: CF Industries Holdings, Inc., c/o Corporate Communications, 4 Parkway North, Suite 400, Deerfield, Illinois, 60015 or by calling (847) 405-2542.
Participants in the Solicitation
CF Industries and New CF and their respective directors and executive officers and OCI and its executive directors and non-executive directors may be deemed to be participants in the solicitation of proxies from the stockholders of CF Industries in connection with the proposed transaction. Information regarding the directors and executive officers of CF Industries is contained in CF Industries’ proxy statement for its 2015 annual meeting of stockholders, filed with the SEC on April 2, 2015, and CF Industries’ Current Report on Form 8-K filed with the SEC on June 25, 2015. Information about the executive directors and non-executive directors of OCI is contained in OCI’s annual report for the year ended December 31, 2014, available on OCI’s web site at www.oci.nl. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of CF Industries in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus filed with the SEC by New CF.